Exhibit 99.1

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al. [a]	CASE NUMBER:	09-17787

OFFICE OF THE UNITED STATES TRUSTEE - BALTIMORE DIVISION

MONTHLY OPERATING REPORT

CHAPTER 11

BUSINESS DEBTORS

Form 2-A

COVER SHEET AND QUESTIONNAIRE

For Period Ended September 30, 2009

Accounting Method:        ☒ Accrual Basis        ☐ Cash Basis

THIS REPORT IS DUE 20 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each Required Document:	Debtor must attach each of the following reports/documents unless the U. S. Trustee has waived the requirement in writing. File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived	REQUIRED REPORTS/DOCUMENTS

☒	☐	1. Cash Receipts and Disbursements Statement (Form 2-B)

☒	☐	2. Balance Sheet (Form 2-C)

☒	☐	3. Profit and Loss Statement (Form 2-D)

☒	☐	4. Supporting Schedules (Form 2-E)

☒	☐	5. Disbursements Summary (Form 2-F)

☒	☐	6. Narrative (Form 2-G)

☒	☐	7. Bank Statements for All Bank Accounts (See Exhibit A)

☒	☐	8. Bank Statement Reconciliations for all Bank Accounts (See Exhibit A)

QUESTIONNAIRE	Yes	No

Please answer the questions below:

1. Is the business still operating?	☒	☐

2. Were any assets (other than inventory) sold this month?	☐	☒

3. Were all employees timely paid this month?	☒	☐	[b	]

4. Are all insurance policies and operating licenses current and in effect?	☒	☐

5. Did you open any new bank accounts this month?	☐	☒

6. Did you deposit all receipts into your DIP account this month?	☒	☐

7. Have all taxes been timely paid (payroll, sales, etc.)?	☒	☐

8. Are you current on U.S. Trustee quarterly fees payments?	☒	☐

I declare under penalty of perjury that the following Monthly Operating Report, and any statements and attachments thereto are true, accurate and correct to the best of my belief. [b]

Executed on:	10/19/2009	Print Name:	Shawn Buniel

		Signature:	/s/ Shawn Buniel

		Title:	Vice President

[a]	Includes the following Debtors: TMST, Inc. f/k/a Thornburg Mortgage, Inc. (Case No. 09-17787), TMST Home Loans, Inc. f/k/a Thornburg Mortgage Home Loans, Inc. (Case No. 09-17791), TMST Hedging Strategies, Inc. f/k/a Thornburg Mortgage Hedging Strategies, Inc. (Case No. 09-17792), and TMST Acquisition Subsidiary, Inc. f/k/a Thornburg Acquisition Subsidiary, Inc. (Case No. 09-17790). The Adfitech, Inc. Monthly Operating Report is filed separately under Case No. 09-17788.
[b]	See Explanatory Statement, Reservation of Rights and Global Footnotes for Monthly Operating Report
(Form 2-G) which is incorporated herein by reference.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (SEE NOTE A)

For Period: 9/1/2009 to 9/30/2009

CASH FLOW SUMMARY

	Current Month		Accumulated
1. Beginning Cash Balance	$24,039,629	(1)	$16,847,967	(1)

2. Cash Receipts
Operations	134,334		12,370,369
Sale of Assets	—		—
Loans/advances	—		—
Other [a]	436,679		436,679

Total Cash Receipts	$571,013		$12,807,048

3. Cash Disbursements
Operations	622,119		3,229,316
Debt Service/Secured loan payment	—		—
Professional fees/U.S. Trustee fees	724,002		3,161,178
Other	—		—

Total Cash Disbursements	$1,346,121		$6,390,494

4. Net Cash Flow (Total Cash Receipts less Total Cash Disbursements)	(775,108)		6,416,554

5 Ending Cash Balance (to Form 2-C)	$23,264,521	(2)	$23,264,521	(2)

CASH BALANCE SUMMARY

Account Name/Number	Institution	Bank Balance	Deposits In Transit	Outstanding Checks	Book Balance
xxxxxxx2822	New Mexico Bank & Trust	$22,843,927	$—	$92,997	$22,750,930
xxxxxxx0805	J.P. Morgan	115,670	—	—	115,670
xxxxxxx1807	New Mexico Bank & Trust	5,508	—	—	5,508
xxxxxxx2954	New Mexico Bank & Trust	247,458	10,000	754	256,703
xxxxxxx2989	New Mexico Bank & Trust	35,726	—	—	35,726
xxxxxxx5856	New Mexico Bank & Trust	99,984	—	—	99,984
xxxxxxx9638	The Bank of New York Mellon	1,002	—	1,002	—	[b]
xxxxxxx9639	The Bank of New York Mellon	—	—	—	—	[b]

TOTAL		$23,349,275	$10,000	$94,753	$23,264,521	(2)

(must agree with Ending Cash Balance above)					2.00
Restricted Cash
xxxxxxx212	Century Trust, LLP	$—	$—	$—	$—

(A)	The term “cash” includes all forms of currency i.e., checks, cash, money orders, etc.
(1)	Accumulated beginning cash balance is the cash available at the commencement of the case. Current month beginning cash balance should equal the previous month’s ending balance.
(2)	All cash balances should be the same.
(a)	Other receipts are for the reimbursement by Adfitech of professional fees paid by TMST Inc., on behalf of Adfitech, for the months of May and June 2009.
(b)	September 2009 statements were unavailable at thet time of filing. August 2009 balances have not changed

August 2009 statements are included in Exhibit A.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (SEE NOTE A)

For Period: 9/1/2009 to 9/30/2009

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2822
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
9/3/2009	Wire	Thornburg Mortgage Advisory Corp	Expense reimbursement	$110,606
9/3/2009	Bank Fee	New Mexico Bank&Trust	Telephone	21
9/11/2009	6907	American Stock Transfer & Trust	Transfer fee	5,500
9/11/2009	6908	AT&T Mobility	Cell phones	330
9/11/2009	6909	Safeguard Business Systems Inc	Office Supplies	310
9/11/2009	6910	TMST Employee	Expense reimbursement	46
9/11/2009	6911	NM Regulation Commission	Name change fee	50
9/11/2009	6912	Thornburg Investment Management	Postage	35
9/14/2009	Wire	ADP Financial Services	Payroll taxes 9/15	67,044
9/14/2009	Bank Fee	New Mexico Bank&Trust	Wire fee	21
9/15/2009	2306	TMST Employee	Payroll	1,972
9/15/2009	2307	TMST Employee	Payroll	1,994
9/15/2009	2308	TMST Employee	Payroll	4,164
9/15/2009	2309	TMST Employee	Payroll	2,105
9/15/2009	2310	TMST Employee	Payroll	7,589
9/15/2009	2311	TMST Employee	Payroll	1,639
9/15/2009	2312	TMST Employee	Payroll	4,606
9/15/2009	2313	TMST Employee	Payroll	1,354
9/15/2009	2314	TMST Employee	Payroll	1,821
9/15/2009	2315	TMST Employee	Payroll	2,804
9/15/2009	2316	TMST Employee	Payroll	2,539
9/15/2009	2317	TMST Employee	Payroll	2,125
9/15/2009	2318	TMST Employee	Payroll	5,782
9/15/2009	2319	TMST Employee	Payroll	2,521
9/15/2009	2320	TMST Employee	Payroll	32,053
9/15/2009	2321	TMST Employee	Payroll	3,511
9/15/2009	2322	TMST Employee	Payroll	1,633
9/15/2009	2323	TMST Employee	Payroll	3,101
9/15/2009	2324	TMST Employee	Payroll	1,741
9/15/2009	2325	TMST Employee	Payroll	1,289
9/15/2009	2327	TMST Employee	Payroll	2,587
9/15/2009	2328	TMST Employee	Payroll	3,157
9/15/2009	2329	TMST Employee	Payroll	3,149
9/15/2009	2330	TMST Employee	Payroll	2,003
9/15/2009	2331	TMST Employee	Payroll	2,122
9/15/2009	2332	TMST Employee	Payroll	1,974
9/15/2009	2333	TMST Employee	Payroll	1,558
9/15/2009	2334	TMST Employee	Payroll	4,881
9/15/2009	2335	TMST Employee	Payroll	2,389
9/15/2009	2336	TMST Employee	Payroll	2,587
9/15/2009	2337	TMST Employee	Payroll	1,876
9/15/2009	2338	TMST Employee	Payroll	7,142
9/15/2009	2339	TMST Employee	Payroll	20,476
9/15/2009	2340	TMST Employee	Payroll	1,314
9/15/2009	2341	TMST Employee	Payroll	3,276

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (SEE NOTE A)

For Period: 9/1/2009 to 9/30/2009

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2822
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
9/15/2009	2342	TMST Employee	Payroll	2,687
9/18/2009	6913	FedEx	Shipping	46
9/18/2009	6914	Peas ‘N’ Pod Catering, Inc	Board of Directors Meals	170
9/18/2009	6915	Thunderbird Express, Inc.	Courier service	135
9/18/2009	6916	TMST Employee	Payroll	1,028
9/18/2009	6917	TMST Employee	Payroll	7,363
9/18/2009	6918	TMST Employee	Expense reimbursement	104
9/18/2009	6919	TMST Employee	Expense reimbursement	32
9/18/2009	6920	TMST Employee	Payroll	1,753
9/18/2009	6922	TMST Employee	Expense reimbursement	3,793
9/18/2009	6923	TMST Employee	Expense reimbursement	77
9/18/2009	6924	TMST Employee	Payroll	2,495
9/18/2009	Wire	TMST Board Member	Expense reimbursement	1,453
9/18/2009	Wire	Thornburg Mortgage Advisory Corp	Expense reimbursement	86,929
9/18/2009	Bank Fee	New Mexico Bank&Trust	Wire fees	42
9/23/2009	6925	Epiq Bankruptcy Solutions, LLC	Professional services	47,347
9/23/2009	6926	TMST Employee	Payroll	1,097
9/23/2009	6927	TMST Employee	Payroll	1,104
9/24/2009	6928	TMST Employee	Expense reimbursement	1,609
9/24/2009	6929	TMST Employee	Payroll	1,835
9/24/2009	6930	TMST Employee	Payroll	2,374
9/24/2009	6931	TMST Employee	Payroll	6,287
9/24/2009	6932	TMST Employee	Payroll	1,772
9/25/2009	6933	The Carlisle Group, Inc.	Info Services	7,500
9/25/2009	6934	Dell	Computer part	399
9/25/2009	6935	SICORP, Inc.	Software backup	8,838
9/28/2009	6936	TMST Board Member	Expense reimbursement	402
9/28/2009	6937	TMST Employee	Payroll	2,873
9/28/2009	6938	TMST Employee	Payroll	1,198
9/28/2009	Wire	ADP Financial Services	Payroll taxes 9/30	49,673
9/28/2009	Bank Fee	New Mexico Bank&Trust	Wire fees	42
9/28/2009	Wire	ADP Financial Services	Payroll - Direct deposits	42,752
9/30/2009	2343	TMST Employee	Payroll	8,629
9/30/2009	2344	TMST Employee	Payroll	14,632
9/30/2009	2345	TMST Employee	Payroll	1,338
9/30/2009	2346	TMST Employee	Payroll	2,994
9/30/2009	2347	TMST Employee	Payroll	2,022
9/30/2009	2348	TMST Employee	Payroll	2,175
9/30/2009	2349	TMST Employee	Payroll	2,657
9/30/2009	2350	TMST Employee	Payroll	1,863
9/30/2009	2351	TMST Employee	Payroll	5,247
9/30/2009	6939	FedEx	Shipping	102
9/30/2009	6940	Tydings & Rosenberg LLP	Professional services	12,232
9/30/2009	6941	TMST Employee	Payroll	816
9/30/2009	6942	TMST Employee	Payroll	790

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (SEE NOTE A)

For Period: 9/1/2009 to 9/30/2009

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2822
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
9/30/2009	6943	TMST Employee	Payroll	450
9/30/2009	6944	TMST Employee	Payroll	306
9/30/2009	6945	TMST Employee	Payroll	81
9/30/2009	6946	TMST Employee	Payroll	3,685
9/30/2009	6947	TMST Employee	Payroll	517
9/30/2009	6948	TMST Employee	Payroll	54
9/30/2009	6949	TMST Employee	Payroll	339
9/30/2009	6950	TMST Employee	Payroll	84
9/30/2009	6951	TMST Employee	Payroll	532
9/30/2009	6952	TMST Employee	Payroll	2,272
9/30/2009	6953	TMST Employee	Payroll	163
9/30/2009	Bank Fee	New Mexico Bank&Trust	Wire fees	84
9/30/2009	Wire	Protiviti Inc.	Professional services	130,937
9/30/2009	Wire	Quinn Emanuel	Professional services	190,653
9/30/2009	Wire	J.H. Cohn LLP	Professional services	123,682
9/30/2009	Wire	Venable LLP	Professional services	219,151

			Total Cash Disbursements	$1,344,494	(1)

(A)	The term “cash” includes all forms of currency i.e., checks, cash, money orders, etc.
(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT (SEE NOTE A)

For Period: 9/1/2009 to 9/30/2009

CASH RECEIPTS DETAIL	Account No:	xxxxxxx2822
(attach additional sheets as necessary)

Date	Payer	Description (Purpose)	Amount
9/4/2009	Cenlar	Investor P43 P&I Remittance Aug 2009	$70,322
9/16/2009	TMST Employee	Personal expense reimbursement	125
9/22/2009	LBNA as Trustee for Thornburg Mortgage	Whole Loan P&I Remittance July 2009	41,253
9/24/2009	Wells Fargo Bank	Credit Risk Advisor Fee	1,227
9/24/2009	Adfitech	Professional fees reimbursement	436,679
9/24/2009	Aon Risk Services Inc of NM	Refund overpayment	67
9/24/2009	Blue Chip Insurance Agency	Refund overpayment	595
9/24/2009	Bloomberg LP	Refund overpayment	33
9/25/2009	Wells Fargo Bank	Credit Risk Advisor Fee	550
9/25/2009	Wells Fargo Bank	Reinvestment Income	575
9/28/2009	Deutsche Bank	Reinvestment Income	49

		Total Cash Disbursements	$551,476	(1)

(A)	The term “cash” includes all forms of currency i.e., checks, cash, money orders, etc.
(1)	Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (SEE NOTE A)

For Period: 9/1/2009 to 9/30/2009

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2954
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
9/11/2009	15407	Aon Risk Services Inc of NM	State bonds	$2,314
9/11/2009	15408	Bloomberg LP	Info Services	1,081
9/11/2009	15409	FedEX	Shipping	279
9/11/2009	15410	Safeguard Business Systems Inc	Office Supplies	304
9/11/2009	15411	NM Public Regulation Comm	Name change fee	50
9/18/2009	15412	FedEX	Shipping	352
9/18/2009	15413	Illinois Dept of Financial & Professional Regu	State license withdrawal	25
9/18/2009	15414	Treasurer of Virginia	State license withdrawal	10
9/18/2009	15415	Commonwealtrh of Massachusetts	State license withdrawal	100
9/25/2009	15416	FedEX	Shipping	414
9/25/2009	15417	Franchise Tax Board	State license	25
9/25/2009	15418	Maryland Dept of Assessments	State license withdrawal	25
9/25/2009	15419	Minnesota Revenue	State license withdrawal	50
9/25/2009	15420	Oregon Department of Revenue	State license	50
9/25/2009	15421	State of Utah Dept of Commerce	State license	15
9/30/2009	15141	Century Bank FSB	Void check 15141	(3,833)

			Total Cash Disbursements	$1,260	(1)

(A)	The term “cash” includes all forms of currency i.e., checks, cash, money orders, etc.
(1)	Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT (SEE NOTE A)

For Period: 9/1/2009 to 9/30/2009

CASH RECEIPTS DETAIL	Account No:	xxxxxxx2954
(attach additional sheets as necessary)

Date	Payer	Description (Purpose)	Amount
9/16/2009	Thornburg Investment Management	Reimburse United Concordia credit	$744
9/24/2009	Aon Risk Services Inc of NM	Refund for cancelled bonds	1,241
9/29/2009	Century Trust, LLP	Transfer from Restricted Cash	10,000
9/30/2009	USPS	Refund Deposit	4,999

		Total Cash Disbursements	$16,984	(1)

(A)	The term “cash” includes all forms of currency i.e., checks, cash, money orders, etc.
(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT (SEE NOTE A)

For Period: 9/1/2009 to 9/30/2009

CASH RECEIPTS DETAIL	Account No:	xxxxxxx0805
(attach additional sheets as necessary)

Date	Payer	Description (Purpose)	Amount
9/25/2009	US Bank	Trust Wire	$799
9/25/2009	Bank of America (Countrywide)	Credit Risk Advisor Fee	689
9/25/2009	Citibank	Corporate Trust Fed Wire	1,063

		Total Cash Disbursements	$2,551	(1)

(A)	The term “cash” includes all forms of currency i.e., checks, cash, money orders, etc.
(1)	Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT (SEE NOTE A)

For Period: 9/1/2009 to 9/30/2009

CASH DISBURSEMENTS DETAIL	Account No:	xxxxxxx2989
(attach additional sheets as necessary)

Date	Check No.	Payee	Description (Purpose)	Amount
9/4/2009	ACH	ADP Financial Services	Payroll processing	$174
9/18/2009	ACH	ADP Financial Services	Payroll processing	193

			Total Cash Disbursements	$367	(1)

(A)	The term “cash” includes all forms of currency i.e., checks, cash, money orders, etc.
(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-B

CASH RECEIPTS STATEMENT (SEE NOTE A)

For Period: 9/1/2009 to 9/30/2009

CASH RECEIPTS DETAIL	Account No:	xxxxxxx1807
(attach additional sheets as necessary)

Date	Payer	Description (Purpose)	Amount
9/30/2009	New Mexico Bank & Trust	Interest Paid	$2

		Total Cash Disbursements	$2	(1)

(A)	The term “cash” includes all forms of currency i.e., checks, cash, money orders, etc.
(1)	Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended: September 30, 2009

		Current Month	Petition Date (1)
ASSETS
Current Assets:
Cash and Cash Equivalents (from Form 2-B, line 5)		$23,264,521	$16,847,967
Accounts Receivable (from Form 2-E)		11,531,807	9,403,326
Receivable from Officers, Employees, Affiliates		—	—
Inventory		—	—
Other Current Assets: (List)	Prepaid expenses & retainers	4,482,719	6,158,091

	Accrued interest receivable	31,422	47,877

Total Current Assets		39,310,469	32,457,261

Fixed Assets:
Land		—	—
Building		—	—
Equipment, Furniture and Fixtures		1,201,340	1,201,340

Total Fixed Assets		1,201,340	1,201,340

Less: Accumulated Depreciation		700,167	533,109

Net Fixed Assets		501,173	668,231

Other Assets (List):	Restricted cash	—	201,432,689

	Mortgage servicing rights	79,773,483	87,104,385

	Investment in subsidiaries	23,238,728	21,244,747

	Loans held for sale	8,334,723	8,359,404

	Deposits	3,605,000	300,000

TOTAL ASSETS		$154,763,576	$351,566,717

LIABILITIES
Post-petition Accounts Payable (from Form 2-E)		$300,110	$—
Post-petition Accrued Professional Fees (from Form 2-E)		3,304,019	—
Post-petition Taxes Payable (from Form 2-E)		34,109	—
Post-petition Notes Payable (2)		—	—
Other Post-petition Payable(List):	Contingent obligations (3)	2,152,298	—

		—	—

Total Post Petition Liabilities		5,790,536	—

Pre Petition Liabilities:
Secured Debt		—	—
Priority Debt		—	—
Unsecured Debt		3,460,488,948	3,664,885,260

Total Pre Petition Liabilities		3,460,488,948	3,664,885,260

TOTAL LIABILITIES		3,466,279,484	3,664,885,260

OWNERS’ EQUITY
Owner’s/Stockholder’s Equity		3,640,741,359	3,640,741,359
Retained Earnings - Prepetition		(6,954,059,902)	(6,954,059,902)
Retained Earnings - Post-petition		1,802,635	—

TOTAL OWNERS’ EQUITY		(3,311,515,908)	(3,313,318,543)

TOTAL LIABILITIES AND OWNERS’ EQUITY		$154,763,576	$351,566,717

(1)	Petition date values are taken from the Debtor’s balance sheet as of the petition date or are the values listed on the Debtor’s schedules.
(2)	See Form 2G for detailed explanation.
(3)	Includes cash payments received that will require bankruptcy court ruling to resolve ownership issues.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-D

PROFIT AND LOSS STATEMENT

For Period From: September 1, 2009 to September 30, 2009

	Current Month	Accumulated Total [1]
Total interest income	$34,730	$5,261,927
Total interest expense (benefit) [2]	41,767	(1,195,076)

Gross Profit	(7,037)	6,457,003

Operating Expenses
Officer Compensation	134,880	767,891
Selling, General and Administrative	2,556,737	14,304,137
Rents and Leases	44,537	497,245
Depreciation, Depletion and Amortization	33,412	167,060
Other (list):	—	—
_____________________	—	—

Total Operating Expenses	2,769,566	15,736,333

Operating Income (Loss)	(2,776,603)	(9,279,330)

Non-Operating Income and Expenses
Fee income [3]	2,177,192	11,232,893
Gains (Losses) on Sale of Assets	—	—
Mortgage servicing income	—	—
Earnings from subsidiaries	222,299	1,993,981
Other Non-Operating Income [4]	—	3,940,558

Net Non-Operating Income or (Expenses)	2,399,491	17,167,432

Reorganization Expenses
Legal and Professional Fees	1,241,420	5,996,504
Other Reorganization Expense [5]	(342,922)	88,963

Total Reorganization Expenses	898,498	6,085,467

Net Income (Loss) Before Income Taxes	(1,275,610)	1,802,635

Federal and State Income Tax Expense (Benefit)	—	—

NET INCOME (LOSS)	$(1,275,610)	$1,802,635

[1]	Accumulated Totals include all revenue and expenses since the petition date.
[2]	Reflects adjustment of restricted cash in light of the resolution of the motion for relief from automatic stay filed by Century Bank.
[3]	Represents mortgage loan servicing activity.
[4]	Accumulated total includes a $3.9 million gain on cancellation of auction swaps agreements by CSFB and RBS as reported in each entities respective bankruptcy claim filings.
[5]	Includes the reclassification of prior month Epiq Bankruptcy Solutions expenses totaling $364,139 from Other Reorganization Expenses to Legal and Professional Fees.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period: September 1, 2009 to September 30, 2009

POST PETITION TAXES PAYABLE SCHEDULE

	Beginning	Amount	Amount	Date	Check	Ending
	Balance	Accrued	Paid	Paid	Number	Balance
Income Tax Withheld:
Federal	$—	$36,248	$36,248	9/14/2009	Wire	$—
		21,716	21,716	9/28/2009	Wire	—
		18,777				18,777
State	—	7,254	7,254	9/14/2009	Wire	—
		5,080	5,080	9/28/2009	Wire	—
		3,157				3,157
FICA Tax Withheld	—	11,521	11,521	9/14/2009	Wire	—
		11,352	11,352	9/28/2009	Wire	—
		5,812				5,812
Employer’s FICA Tax	—	11,521	11,521	9/14/2009	Wire	—
		11,352	11,352	9/28/2009	Wire	—
		5,812				5,812
Unemployment Tax
Federal	—	36	36	9/14/2009	Wire	—
		12	12	9/28/2009	Wire	—
		67				67
State	—	463	463	9/14/2009	Wire	—
		160	160	9/28/2009	Wire	—
		484				484
Sales, Use & Excise Taxes	—	—	—			—
Property Taxes	—	—	—			—
Accrued Income Tax:
Federal	—	—	—			—
State	—	—	—			—
Other:	—	—	—			—

TOTALS	$—	$150,824	$116,715			$34,109

INSURANCE SCHEDULE

	Carrier	Amount of Coverage	Expiration Date	Premiums Paid Through
Workers’ Compensation	Hartford Casualty Ins. Company	$1,000,000/incident	7/1/2010	7/1/2010
General Liability	The Cincinnati Insurance Co.	$1,000,000/incident	8/11/2010	8/11/2010
Property (Fire, Theft)	N/A
Vehicle	N/A
Employment Practices Liability	Lexington Insurance Company	3,000,000	3/17/2010	3/17/2010
Directors & Officers (Excess)	XL Specialty Insurance Co.	15,000,000	5/1/2010	5/1/2010
Directors & Officers (Primary)	U.S. Specialty Insurance Company	15,000,000	5/1/2010	5/1/2010

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period: 9/1/2009 to 9/30/2009

ACCOUNTS RECEIVABLE AND POST PETITION PAYABLE AGING

Due	Accounts Receivable		Post Petition Accounts Payable
Under 30 days	$898,709	[a]	$1,526,877	[b]
30 to 60 days	147		1,256,118
61 to 90 days	—		289,534
91 to 120 days	—		273,440
Over 120 days	—		292,268
Unavailable	5,727,844	[c]

Total Post Petition	6,626,700

Pre Petition Amounts	4,905,107	[c]

Total Accounts Receivable	11,531,807

Less: Bad Debt Reserve	—

Net Accounts Receivable (to Form 2-C)	$11,531,807

	Total Post Petition Accounts Payable		$3,638,238

[a]	See Exhibit B for Accounts Receivable Aging
[b]	See Exhibit C for Accounts Payable Aging
[c]	Includes escrow and other non-P&I advances receivable from in excess of 3300 mortgage holders. Aging information is not available.

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

		Month-end Retainer Balance	Current Month’s Accrual	Paid in Current Month	Date of Court Approval	Month-end Balance Due* [1]
Debtors’ Counsel		$1,124,000	$430,000	$219,151		$1,059,484
Debtors’ Special Counsel [2]		725,770	280,000	—		729,718
Debtors’ Financial Advisor		250,000	140,000	130,937		438,907
Creditors’ Committee Counsel		100,000	224,000	202,885		625,684
Creditors’ Committee Financial Advisor		—	146,000	123,682		386,576
Trustee’s Counsel		—	—	—		—
Other:	U.S. Trustee	—	13,650	—		13,650

Other:	Claims Agent	—	50,000	47,347		50,000

Total		$2,199,770	$1,283,650	$724,002		$3,304,019

*	Balance due to include fees and expenses incurred but not yet paid.
[1]	Includes estimates for amounts that may be due to professionals for which an invoice for services had not been received.
[2]	Orrick, Herrington & Sutcliffe LLP is no longer Debtors’ Special Counsel.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-E

SUPPORTING SCHEDULES

For Period: 9/1/2009 to 9/30/2009

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**

Payee Name	Position	Nature of Payment	Amount
Larry A. Goldstone	Senior Executive VP, CEO	Wages	$42,747
Clarence G. Simmons III	Senior Executive VP, CFO	Wages	30,489
Deborah J Burns	Senior VP, Asst Secretary	Wages	18,576
Michael Coltharp	Senior VP, Controller	Wages	29,036
Charles Macintosh	Senior VP, Treasurer	Wages	14,032
Anne-Drue Miller Anderson [1]	President, Director	Expense reimbursement	1,655
Thomas Cooley	Directors	Expense reimbursement	1,453
David Ater	Directors	Expense reimbursement	402

**	List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer or director.
[1]	Ms. Anderson was paid for September services in the amount of $60,000 on October 1, 2009.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-F

DISBURSEMENT SUMMARY

For the Month Ended: September 30, 2009

QUARTERLY DISBURSEMENT CALCULATION

TMST, Inc.

1	Disbursements made in calendar quarter

July 2009	$2,015,158
August 2009	1,952,925
September 2009	1,346,121

Quarterly Total	$5,314,204

FEE SCHEDULE

Quarterly Disbursements	Fee	Quarterly Disbursements	Fee
$0 to $14,999	$325	$1,000,000 to $1,999,999	$6,500
$15,000 to $74,999	$650	$2,000,000 to $2,999,999	$9,750
$75,000 to $149,999	$975	$3,000,000 to $4,999,999	$10,400
$150,000 to $224,999	$1,625	$5,000,000 to $14,999,999	$13,000
$225,000 to $299,999	$1,950	$15,000,000 to $29,999,999	$20,000
$300,000 to $999,999	$4,875	$30,000,000 or more	$30,000

Interest will be assessed on Chapter 11 quarterly fees not paid by the end of the month following the end of the calander quarter pursuant to 31 U.S.C. Sec. 3717. The interest rate assessed is the rate in effect as determined by the Treasury Department at the time the account becomes past due.

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-G

NARRATIVE

For Period Ending September 30, 2009

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred subsequent to the report date.

EXPLANATORY STATEMENT

RESERVATION OF RIGHTS AND GLOBAL FOOTNOTES

FOR MONTHLY OPERATING REPORT

The Debtors reserve all rights to dispute the amount, allowance, priority, treatment and/or secured or other status of any and all claims against the Debtors or their estates referred to herein. The Debtors reserve the right to (a) amend and supplement this Monthly Operating Report from time to time, and (b) assert any and all potential claims and causes of action of the Debtors’ estates regardless of whether such claim or cause of action is identified herein.

Any values presented are not and should not be deemed to be an admission, representation or waiver with respect to the actual value of any asset or amount of any liability or claim. The actual realizable value and/or fair market value of assets, liabilities and claims may differ significantly from the values presented.

The Debtors prepared this Monthly Operating Report with the assistance of their financial advisor, Protiviti, Inc. (“Protiviti”), based upon the information available to date. This Monthly Operating Report does not purport to present financial statements in accordance with Generally Accepted Accounting Principles, and the information contained herein has not been subjected to audit or review by Protiviti or any other party on behalf of the Debtors.

This Explanatory Statement, Reservation of Rights and Global Footnotes is hereby incorporated by reference into, and comprises an integral part of, the Debtors’ Monthly Operating Report and should be referred to and considered in connection with any review of the report.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-G

NARRATIVE

For Period Ending September 30, 2009

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or nonrecurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred subsequent to the report date.

U.S. Trustee Motion and Related Events

On September 16, 2009, the United States Trustee filed a Motion for an Order Directing the Appointment of a Chapter 11 Trustee or, in the Alternative, an Examiner [Docket No. 362]. On September 21, 2009, the Court held a status conference and scheduled a hearing on the United States Trustee’s motion for October 7, 2009. The hearing commenced on October 7, 2009 and has been continued to October 20, 2009.

The United States Trustee’s motion stems from, among other things, events raised in an anonymous letter dated August 25, 2009 received by the Creditors’ Committee on or about August 27, 2009. The independent directors of the Debtor TMST, Inc. (“TMST”) first became aware of the August 25, 2009 anonymous letter on Saturday, August 29, 2009, and immediately scheduled a meeting of the Board of Directors for Wednesday, September 2, 2009, to discuss, among other matters, appropriate action in response to the letter.

At its September 2, 2009 meeting, the TMST Board of Directors directed the Debtors’ bankruptcy counsel, Venable LLP (“Venable”), to conduct a prompt and comprehensive independent inquiry into the allegations contained in the August 25, 2009 anonymous letter and questions raised by the United States Trustee in a letter dated September 1, 2009. At or before the September 2 meeting, Larry Goldstone, the Chief Executive Officer of TMST, and Clarence G. Simmons, III, the Chief Financial Officer of TMST, indicated a willingness to resign effective as of September 15, 2009. Also at that meeting, the Board selected Anne-Drue M. Anderson, one of the independent directors, to become the President and Treasurer of TMST upon the resignation of Goldstone and Simmons.

Venable completed its inquiry and reported to the independent directors at a working session held on Thursday, September 10, 2009. That inquiry confirmed, among other things, that employees of TMST had under certain circumstances been paid by TMST while performing work for SAF Financial, Inc. (“SAF”), an entity organized by Goldstone, Simmons and others at or about the time the Debtors filed their Chapter 11 petitions. After the Petition Date, the only TMST Debtor that has had employees is TMST. TMST employees perform all work done on behalf of the mortgage loan servicing business of TMST Home Loans, Inc., formerly known as Thornburg Mortgage Home Loans, Inc. (“TMHL”).

On Friday evening, September 11, 2009, Ms. Anderson acting on behalf of the independent directors began steps to bar Goldstone and Simmons from further access to the TMST Debtors’ business premises and computer system, which steps were completed by Saturday morning, September 12, 2009. On Sunday, September 13, 2009, Ms. Anderson acting on behalf of the independent directors terminated the employment of (a) Deborah Burns, a senior vice president and assistant secretary of TMST and an owner of founder’s stock in SAF, (b) Amy Pell, an employee of TMST and an owner of founder’s stock in SAF, (c) Charles Macintosh, a senior vice president and treasurer of TMST and an owner of founder’s stock in SAF, and (d) Carlos Gonzales, the acting executive director of technology, IT operations and security, who had worked extensively for SAF and was identified as a computer and information security risk.

On the morning of Monday, September 14, 2009, Ms. Anderson met with the remaining employees of TMST and instructed them that no further work was to be performed on behalf of SAF or any other non-Debtor entity on company time. Between September 14 and 17, 2009, Ms. Anderson further reduced the TMST workforce. The total staff was reduced by approximately 34% from the staffing level in place on the Petition Date. Since that time, staffing has been further reduced by a total of 42% and a payroll reduction of 51% has been achieved.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-G

NARRATIVE

For Period Ending September 30, 2009

U.S. Trustee Motion and Related Events (continued)

At a meeting on Tuesday, September 15, 2009, the TMST Board of Directors directed the Debtors’ financial advisor, Protiviti Inc., and Venable to investigate immediately possible claims and causes of action that might be brought against Goldstone, Simmons, SAF and others with respect to improper use of the assets and resources of the TMST Debtors’ bankruptcy estates. As a result of that investigation, TMST filed a Complaint against Goldstone, Simmons and SAF on October 6, 2009, which complaint was docketed herein as TMST, Inc v. Larry Goldstone, et al., Adversary Pro. No. 09-00689 (DWK) (the “TMST Complaint”). A Pre-Trial Conference on the TMST Complaint is scheduled for December 3, 2009. The TMST Complaint sets forth at length the misuse of estate assets and other wrongful conduct engaged in by Goldstone, Simmons, SAF and others.

On October 16, 2009, after a series of discussions and a written demand by TMST on Thornburg Mortgage Advisory Corporation (“TMAC”) to establish an escrow by October 16, 2009 with respect to certain payments and claims, including ones related to the misconduct of Goldstone, Simmons and others, TMAC filed a Complaint against TMST, Goldstone, Simmons, Macintosh and SAF that, among other things, seeks a declaratory judgment and accounting against TMST and asserts claims against Goldstone, Simmons, Macintosh and SAF with respect to the events that are the subject of the TMST Complaint. See Thornburg Mortgage Advisory Corporation v. TMST, Inc., et al., Adversary Pro. No. 09-00721 (DWK).

The Debtors reserve all of their rights against Goldstone, Simmons, SAF, TMAC and others with respect to, among other things, the events described above.

The Debtor ADFITECH, Inc. (“Adfitech”) and its officers and employees were not involved in the events described above. Adfitech is an independently-operated, wholly-owned subsidiary of TMHL that provides mortgage-related auditing and quality control consulting services to financial institutions. Adfitech is self-funded, has its own separate workforce and bank accounts, and operates independently from TMST and TMHL at offices located in Edmond, Oklahoma on unencumbered real estate owned by Adfitech. The monthly operating reports for Adfitech are filed separately in Case No. 09-17788 (DWK).

Other Events

On August 25, 2009, the Debtors filed a motion to extend the exclusive periods during which they may file a Chapter 11 plan or plans and solicit acceptances thereof. On September 14, 2009, the Court entered an Order extending the exclusive periods to October 28, 2009 and December 27, 2009, respectively. The TMST Debtors are in the process of preparing a draft Chapter 11 plan of liquidation, which the TMST Debtors expect to negotiate with the Creditors’ Committee to develop a consensual Chapter 11 plan of liquidation that has the support of the Creditors’ Committee.

As previously reported, the Debtors at the request of the Creditors’ Committee decided to stop the sale process for Adfitech and to work with the Creditors’ Committee to formulate a Chapter 11 plan of reorganization for Adfitech. On October 16, 2009, Adfitech successfully concluded its discussions with the Creditors’ Committee and filed its Chapter 11 Plan of Reorganization [Adfitech Docket No. 21].

On September 21, 2009, the Court held a hearing on the Debtors’ motion for authority to employ Interactive Mortgage Advisors, LLC (“IMA”) as the broker for the sale of the mortgage servicing rights owned by the Debtors. On September 30, 2009, the Debtors supplemented the motion to employ IMA as directed by the Court [Docket No. 406]. The time to respond to the motion as supplemented has expired without any objections being filed. To date, the Court has not approved the employment of IMA. Nevertheless, IMA has continued to work with the Debtors on their ongoing preparations for the sale of the mortgage servicing rights.

DEBTOR:	TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.	CASE NO:	09-17787

Form 2-G

NARRATIVE

For Period Ending September 30, 2009

Other Events (continued)

On September 28, 2009, the Court entered the Stipulation and Consent Order agreed to by the Debtors, the Creditors’ Committee and Century Bank that resolved the previously reported motion for relief from automatic stay filed by Century Bank against TMST and TMHL [Docket No. 396].

On September 10, 2009, Ike Kalangis resigned as a member of the TMST Board of Directors. On October 2, 2009, Garrett Thornburg resigned as a member and Chairman of the TMST Board of Directors. At a meeting on October 5, 2009, the TMST Board of Directors selected Dean Thomas F. Cooley, a member of the TMST Board and the Dean of the Stern School of Business at New York University, to serve as Chairman of the TMST Board of Directors.

During the month of September, the TMST Debtors filed their monthly operating report for the period August 1 through August 31, 2009.

The quarterly fees owed to the United States Trustee for the quarter ending September 30, 2009 were paid on or about October 9, 2009.

Unusual and Nonrecurring Accounting Transactions:

Surety Bond Transactions:

In the Month of May 2009, Thornburg Mortgage Home Loan’s (TMHL) surety bond issuer made claims against TMHL’s letters of credit held at Century Bank. Century Bank paid the claim amounts to the surety bond issuer by drawing on an existing TMHL promissory note. TMHL subsequently reduced its balance at Century Bank and recorded a $3.6 million receivable from the surety bond issuer.

Market Value Swap Margin Call Obligations and Market Value Swap Liability

The Swap Margin Call Obligations reflected in the balance sheet represent an estimated deficiency on securities covered by market value swap agreements calculated as the difference between the estimated future values of the auction price of the securities and par balance of the securities estimated at the date of the auction swap agreement termination.

The Market Value Swap Liability is the difference between the actual reported auction price of securities and par value of securities for executed auctions.

CS informed TMHS that all auction swap agreements between CS and TMHS were terminated. TMHS reports the estimated swap deficiencies for agreements with auction dates after the May 1, 2009 bankruptcy petition date as Swap Margin Call Obligations rather than Market Value Swap Liabilities on executed auctions based on the termination of the agreements prior to the actual auction dates.

Employee “Banked Hours” Policy Abolished

On September 25, 2009, the debtor TMST, Inc. (“TMST”) announced a change in the policy of former management with respect to treatment of the so-called “banked hours” of employees. Effective September 21, 2009, the “banked hours” policy was abolished and thereafter employees will be paid overtime (time and one-half) for any hours worked in excess of 40 hours each week. Employees were paid for their existing “banked hours” on September 30, 2009 at overtime rates. To the extent employees were paid in the past for “banked hours” at straight time rates, TMST reviewed its payroll records and paid employees the overtime differential for those hours in October.

Exhibit B

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Accounts Receivable

As of September 30, 2009

Post Petition			Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days	Unavailable
Employee Reimbursement_FedEx			8/7/2009	$98	$—	$98	$—	$—	$—	$—
Employee Reimbursement_FedEx			8/14/2009	49	—	49	—	—	—	—
Employee Reimbursement_FedEx			9/11/2009	46	46	—	—	—	—	—
Adfitech, Estimated Professional Fees			9/30/2009	200,000	200,000	—	—	—	—	—
Cenlar, September 09 Servicing			9/30/2009	698,663	698,663	—	—	—	—	—
Borrower Escrow Advance Balance	a	)	Various	4,745,145	—	—	—	—	—	4,745,145
Borrower Corporate Advance Balance	a	)	Various	970,719	—	—	—	—	—	970,719
Borrower 3rd Party Advance Balance	a	)	Various	32						32
Borrower Inspection Fees	a	)	Various	11,948	—	—	—	—	—	11,948

Total Post Petition Accounts Receivable				$6,626,700	$898,709	$147	$—	$—	$—	$5,727,844

Pre Petition			Date	Amount
Adfitech			3/25/2009	$1,000
Thomas G. Ennis, Premium Recapture			4/30/2009	6,888
Borrower Escrow Advance Balance	a	)	Various	4,273,205
Borrower Corporate Advance Balance	a	)	Various	595,206
Borrower 3rd Party Advance Balance	a	)	Various	14,067
Borrower Inspection Fees	a	)	Various	14,741

Total Pre Petition Accounts Receivable				$4,905,107

a)	Recevable amounts include balances due from multiple mortgage loan holders. Aging of the balances due is not available.

Exhibit C

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Post Petition Accounts Payable

As of September 30, 2009

Vendor	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days
5/15/09 Payroll due TMAC	05/15/09	40,290	—	—	—	—	40,290
J.H. Cohn LLP	05/31/09	32,673	—	—	—	—	32,673
Orrick,Herrington & Sutcliffe LLP	05/31/09	21,469	—	—	—	—	21,469
Protiviti Inc.	05/31/09	54,694	—	—	—	—	54,694
Quinn Emanuel Urquhart Oliver & Hedges	05/31/09	60,021	—	—	—	—	60,021
Tydings & Rosenberg LLP	05/31/09	4,172	—	—	—	—	4,172
Venable LLP	05/31/09	78,950	—	—	—	—	78,950
Atkinson & Thal, P.C.	06/08/09	118	—	—	—	118	—
Wilmington Trust Company	06/26/09	3,000	—	—	—	3,000	—
Wilmington Trust Company	06/29/09	4,000	—	—	—	4,000	—
J.H. Cohn LLP	06/30/09	32,707	—	—	—	32,707	—
Orrick,Herrington & Sutcliffe LLP	06/30/09	19,410	—	—	—	19,410	—
Protiviti Inc.	06/30/09	74,319	—	—	—	74,319	—
Quinn Emanuel Urquhart Oliver & Hedges	06/30/09	64,284	—	—	—	64,284	—
Thompson, Hickey, Cunningham, Clow, & April	06/30/09	29	—	—	—	29	—
Thompson, Hickey, Cunningham, Clow, & April	06/30/09	3,669	—	—	—	3,669	—
Tydings & Rosenberg LLP	06/30/09	3,648	—	—	—	3,648	—
Venable LLP	06/30/09	67,958	—	—	—	67,958	—
Palmer, Lombardi & Donohue LLP	06/30/09	297	—	—	—	297	—
Verizon	07/20/09	(264)	—	—	(264)	—	—
Protiviti, Inc.	07/31/09	30,028	—	—	30,028	—	—
Orrick, Herrington & Sutcliffe LLP	07/31/09	127,078	—	—	127,078	—	—
Venable LLP	07/31/09	53,704	—	—	53,704	—	—
J. H. Cohn LLP	07/31/09	29,290	—	—	29,290	—	—
Quinn Emanuel Urquhart Oliver & Hedges, LLP	07/31/09	46,960	—	—	46,960	—	—
Tydings & Rosenberg LLP	07/31/09	2,739	—	—	2,739	—	—
J.H. Cohn LLP	08/31/09	145,906	—	145,906	—	—	—
Orrick,Herrington & Sutcliffe LLP	08/31/09	281,761	—	281,761	—	—	—
Protiviti Inc.	08/31/09	139,866	—	139,866	—	—	—
Quinn Emanuel Urquhart Oliver & Hedges	08/31/09	196,259	—	196,259	—	—	—
Tydings & Rosenberg LLP	08/31/09	23,601	—	23,601	—	—	—
Venable LLP	08/31/09	428,872	—	428,872	—	—	—
Iron Mountain	08/31/09	2,336	—	2,336	—	—	—
Payroll Accrual - Overtime Correction	09/15/09	19,175	19,175	—	—	—	—
Fed Ex	09/25/09	387	387	—	—	—	—
TMST Employee (Expense reimbursement)	09/29/09	50	50	—	—	—	—

Exhibit C

TMST, Inc. f/k/a Thornburg Mortgage, Inc., et al.

Post Petition Accounts Payable

As of September 30, 2009

Vendor	Date	Amount	Under 30 days	30 to 60 days	61 to 90 days	91 to 120 days	Over 120 days
Payroll Taxes (9/30/09 Payroll)	09/30/09	34,109	34,109	—	—	—	—
Workman’s Compensation Tax	09/30/09	60	60	—	—	—	—
TMST Employee (Expense reimbursement)	09/30/09	66	66	—	—	—	—
Thornburg Investment Management	09/30/09	213	213	—	—	—	—
TMST Employee	09/30/09	5,411	5,411	—	—	—	—
TMST Employee (Expense reimbursement)	09/30/09	769	769	—	—	—	—
TMST Employee	09/30/09	37,106	37,106	—	—	—	—
Payroll Accrual	09/30/09	137,480	137,480	—	—	—	—
Protiviti, Inc	09/30/09	140,000	140,000	—	—	—	—
Orrick,Herrington & Sutcliffe LLP	09/30/09	280,000	280,000	—	—	—	—
Venable LLP	09/30/09	430,000	430,000	—	—	—	—
J.H. Cohn LLP	09/30/09	146,000	146,000	—	—	—	—
Quinn Emanuel Urquhart Oliver & Hedges	09/30/09	200,000	200,000	—	—	—	—
Tydings & Rosenberg LLP	09/30/09	24,000	24,000	—	—	—	—
Epiq Bankruptcy Solutions, LLC	09/30/09	50,000	50,000	—	—	—	—
Office of the U.S. Trustee	09/30/09	13,650	13,650
Thornburg Mortgage Advisory Corporation	09/30/09	8,400	8,400	—	—	—	—

		3,600,720	1,526,877	1,218,601	289,534	273,440	292,268
Potential obligations - Invoices under review	08/31/09	37,518	—	37,518	—	—	—

Post Petition Accounts Payable		$3,638,238	$1,526,877	$1,256,118	$289,534	$273,440	$292,268

NOTE: Includes estimates for amounts that may be due to ordinary course professionals for which an invoice for services had not been received.